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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       -----------------------------------

DATE OF REPORT: JULY 27, 2005
DATE OF EARLIEST EVENT REPORTED: JULY 27, 2005


                      MARTHA STEWART LIVING OMNIMEDIA, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                   001-15395               52-2187059
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                               11 WEST 42ND STREET
                               NEW YORK, NY 10036
                    (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (212) 827-8000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

         On July 27, 2005, the Registrant issued a press release relating to its financial results for the second quarter of 2005. The full text of the press release is attached hereto as Exhibit 99.1 to this report.



Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibit    Description
         -------    -----------
         99.1       Martha Stewart Living Omnimedia, Inc. Press Release, dated
                    July 27, 2005.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



         Dated: July 27, 2005


                                        MARTHA STEWART LIVING OMNIMEDIA, INC.


                                        By: /s/ James Follo
                                            ------------------------------------
                                            James Follo
                                            Executive Vice President, Chief
                                            Financial and Administrative Officer




                                       3
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                                INDEX OF EXHIBITS

Exhibit
No.                                        Description
-------                                    -----------
  99.1     Martha Stewart Living Omnimedia, Inc. press release, dated July 27,
           2005.



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